                                  Amendment to
                                   SCHEDULE 1

                    Lincoln National Money Market Fund, Inc.
          Separate Accounts of Lincoln National Life Insurance Company
                              Investing in the Fund
                                As of May 1, 1999


LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT D

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT 53

                                  Amendment to
                                   SCHEDULE 2

                    Lincoln National Money Market Fund, Inc.
                           Variable Annuity Contracts
                      and Variable Life Insurance Policies
                         Supported by Separate Accounts
                              Listed on Schedule 1
                                As of May 1, 1999


MULTI FUND INDIVIDUAL VARIABLE ANNUITY

EANNUITY

EMANCIPATOR LIFE

MULTI FUND VARIABLE LIFE

VUL I

LINCOLN VUL

DELAWARE-LINCOLN CHOICE PLUS

GROUP MULTI FUND

SVUL I

LINCOLN SVUL

LINCOLN CVUL

MULTI FUND - NON-REGISTERED

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules 1 and 2 to be executed in its name and behalf by its duly authorized officer on the date specified below.


                                    LINCOLN NATIONAL MONEY MARKET FUND, INC.


Date:           3/26/99                     By:   /s/ Kelly D. Clevenger
     ------------------------                  ---------------------------------
                                          Kelly D. Clevenger
                                          President and Chairman



                                    LINCOLN NATIONAL LIFE
                                    INSURANCE COMPANY

Date:            3/26/99                    By:    /s/ Stephen H. Lewis
     ------------------------                  ---------------------------------
                                          Stephen H. Lewis
                                          Senior Vice President